LEASE AGREEMENT

     THIS LEASE AGREEMENT, made on the 3rd day of June, 1999, by and between KA REAL ESTATE ASSOCIATES, LLC, a Maryland corporation, having an office address at 10324 South Dolfield Road, Owings Mills, Maryland 21117 (hereinafter called Landlord) and RENT-A-WRECK, INC. having an office at 10324 South Dolfield Road, Owings Mills, Maryland 21117 (hereinafter collectively called Tenant).

     WITNESSETH: That in consideration of the rents, covenants and agreements herein contained, on the part of Tenant to be performed, Landlord does hereby lease unto the said Tenant the premises known as 10324 South Dolfield Road, Baltimore County, Maryland 21117 (Office), as shown on Exhibit A, space plan, containing approximately 9,100 square feet (Premises).

TERM The term of the lease shall be for seven (7) years beginning on November 1, 1999 and terminating on October 31, 2006.

RENT Tenant shall pay rent to Landlord at the rental rate of TWELVE DOLLARS TWENTY-FIVE CENTS ($12.25) cents per square foot of floor space in the Premises or ONE HUNDRED ELEVEN THOUSAND FOUR HUNDRED SEVENTY-FIVE DOLLARS ($111,475.00) for the first year of this lease. The rental rate shall increase by THREE PERCENT (3%) per annum for each subsequent year of the lease. Rent is to be paid in equal monthly installments, in advance, on the first day of the month as follows: Rent shall be paid to Landlord at its office at 10324 South Dolfield Road, Owings Mills, Maryland 21117, or to such other appointee as Landlord may from time to time designate in writing.

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THE TENANT COVENANTS AND AGREES WITH THE LANDLORD AS FOLLOWS:

     1. RENT PAYMENTS. Tenant shall pay rent when due, without deduction or set off.

     2. USE. Tenant shall use and occupy the Premises solely for the following purposes: administrative offices for car rental company and for no other purpose or purposes.

     3. UTILITIES/TRASH/JANITORIAL (a) Tenant shall pay for its proportionate sham of all gas, electricity, telephone and other utilities used in or about the Premises for the aforesaid permitted, purpose. Accounts must be opened In Tenant's name with the company that supplies the utilities, except with respect to water and sewer (if no separate meter is provided) Landlord will bill Tenant monthly or quarterly on the basis of a meter reading and Tenant will pay Landlord directly for said water and sewer charges within ten (10) days after receipt of Landlord's billing. The parties acknowledge that the Premises are served by a separate meter for water and sewer.

          (b) Tenant hereby covenants, at its expense, to provide its own janitorial service, and to keep the Premises, both inside and out, clean at all times and agrees that it will at all times keep such Premises in a clean, neat and orderly manner and that it will remove all refuse, garbage and trash from the interior of the Premises and the adjacent areas and will see that the same is removed daily, at its expense. Tenant shall provide at its expense, trash receptacles required by Landlord, including but not limited to commercial trash dumpsters or similar receptacles. All trash receptacles must be approved by Landlord and shall be located in such places as Landlord shall designate. Tenant shall maintain such receptacles and the designated location thereof in a neat, clean and secure condition at all time Tenant shall, at its expense, provide for the pickup and removal of its trash. In the event Tenant's trash is not removed in the manner aforesaid, Landlord shall be entitled to remove or cause to be removed the trash of tenant and Tenant shall pay to Landlord as additional rent the cost incurred by Landlord for such removal, plus twenty percent (20%) overhead and administrative expenses.

     4. COMPLIANCE WITH LAWS. Tenant shall observe, comply with and execute at its expense, all laws and valid and lawful rules requirements and regulations of the United States, State, City and County in which the Premises am located, and of any and all governmental authorities or agencies and of any board of rim

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underwriters  or other  similar  organization,  respecting  the Premises  hereby leased and the manner in which said Premises are or should be used by Tenant.

     5. ASSIGNMENT/SUBLETTING. Tenant shall not assign this Lease, in whole or in part, nor sublet the Premises, or any part or portion thereof, without Landlord's prior written consent, which consent shall not be unreasonably withheld. If such assignment or subletting is permitted, Tenant shall not be relieved from any liability whatsoever under this Lease Any transfer of a majority of ownership in Tenant, if Tenant is a corporation or a partnership, even by merger or consolidation, shall be deemed an assignment pursuant to this Section.

     6. FLOOR LOAD. Tenant shall not load the Premises hereby leased beyond its present carrying capacity. Any damage resulting from overloading the floors or walls of the Premises will be charged to Tenant.

THE PARTIES HERETO FURTHER COVENANT AND AGREE WITH EACH OTHER AS FOLLOWS:

     7. TENANT'S INSURANCE; INDEMNITY. (a) Tenant shall indemnify and save harmless Landlord, its successors or assigns, from all claims and demands of every kind that may be brought against it, them, or any of them for or on account of any damage, loss or injury to persons or property in or about the Premises during the continuance of it tenancy, or during the time of any alterations, repairs or improvements or restorations to said property by Tenant and arising In connection therewith and from any and all costs and expenses and other charges which may be imposed upon Landlord, its successors or assigns, or which it or they may be obligated to Incur in consequence thereof. Tenant shall at all times carry and pay for a public liability insurance policy protecting Landlord and specifically covering the above indemnity agreement on the part of Tenant, with Omits of $1,000,000.00 and $3000,000.00 for personal injury and $100,000.00 for property damage, and will furnish Landlord with certificate of such policy and any renewal thereof, naming Landlord as a certificate holder and an Additional Insured. Such policy shall provide that Landlord will be given ten
(10) days' notice of any cancellation, modification or surrender. An personal property and fixtures in the Premises shall remain at Tenant's sole risk. Tenant shall insure such prop" and fixtures against loss or damage by rim and casualties ordinarily included in the extended coverage endorsement in use in Maryland in an amount equal to 100% of the replacement value thereof. Landlord shall not be liable for any damage or loss arising from the bursting, overflowing or leaking of the roof or of water, sprinkler, sewer or steam pipes, or for malfunctioning heating, air conditioning or plumbing fixtures or from

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electric  wire or fixtures or arising  from ANY other cause  whatsoever,  unless caused by Landlord's negligent or willful misconduct.

          (b) Tenant shall not do anything in or about said Premises that will contravene or affect any policy of insurance against loss by fire or other hazards, including but not limited to, public liability, now existing or which Landlord may hereafter place thereon, or which will prevent Landlord from procuring such policies in companies acceptable to Landlord; and Tenant shall do everything reasonably possible and consistent with the conduct of Tenant's business, as above limited, so as to obtain the greatest possible reduction in the insurance rates for Landlord on the Office of which the Premises hereby leased are a part, and Tenant further agrees to pay, as additional rental, any increase in the premium of any insurance on the Premises hereby leased (or if the Premises hereby leased are a part of a complex, then any increases in the premium of any insurance on said entire complex) caused by the occupancy of Tenant, the nature of the business carried on by Tenant in said Premises, or otherwise resulting from any act of Tenant, its agents, servants, employees or customers.

          (c) Tenant hereby releases Landlord from all liability or responsibility to Tenant or any person claiming by, through or under Tenant by way of subrogation or otherwise, for any injury, loss or damage to the Premises or any part thereof or any property of Tenant in or around the Premises, or to Tenant's business irrespective of the cause of such injury, loss or damage, and Tenant shall require its insurer(s) to include in all Tenant's insurance policies which could give rise to a right of subrogation against Landlord a clause or endorsement whereby the insurer(s) shall waive any rights of subrogation against Landlord.

     8. ALTERATIONS. Tenant shall not make any alterations (which term shall include floor and wall coverings) to the Premises without the written consent of Landlord. If Tenant desires to make any such alterations, the same shall first be submitted to and approved by Landlord, which approval shall not be unreasonably withheld, and shall be done by Tenant at it own expense, and Tenant agrees that all such work shall be done in a good and workmanlike manner, that the structural Integrity of the Premises shall not be impaired, and that no Hens shall attach to the Premises by reason thereof.

     9. END OF TERM. Unless Landlord shall elect that all or any part of the alterations, referred to in or contemplated by the provisions of Section 8, shall remain, the Premises shall be restored to their original condition (except as to any part of said alterations which Landlord shall elect to remain) by Tenant before the expiration of its tenancy, at its own expense, and Tenant

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shall  repair  any damage  resulting  from the  installation  or removal of such alterations.

     Notwithstanding the right of Landlord to require the removal thereof, any such alterations shall become the property of Landlord as soon as they am affixed to the Premises and all right, title and interest therein of Tenant shall immediately cease unless otherwise agreed to in writing. The Landlord shall have the sole right to collect any insurance for damage of any kind to any of such alterations upon the said Premises by Tenant. If the making of any such alterations, or the obtaining permits or franchise therefor, shall directly or indirectly result in a franchise, minor privilege, tangible personal property or other similar tax or assessment, such tax or assessment shall be paid, immediately upon its levy, by Tenant.

     10. MAINTENANCE. Tenant shall, during the term of this Lease, keep said Premises and appurtenances (including all appliances and facilities, doors and doorways, windows, window frames, plate glass, and the beating and air conditioning system) in good order and condition and will make or pay for its proportionate share of all necessary repairs thereto, and further, with respect to the heating and air conditioning system, while Landlord will make available to Tenant any warranties with respect to said equipment which Landlord receives, Tenant will be responsible at the expiration of the warranty period, if any, for maintaining a maintenance contract on said equipment with a heating/air conditioning contractor acceptable to Landlord. While Tenant is responsible for keeping its Premises in good order and repair, Landlord specifically agrees that it will make any necessary repairs to the exterior wills of the building of which the Premises are a part and to the roof of said building, and further, that Landlord will maintain the plumbing and electrical systems serving said building to the point of entry into the Premises, after being notified of the need for such repairs by Tenant, and provided that none of the required repairs have been caused by the negligent act or omission of Tenant, its employees or agents. Landlord may enter the Tenant's Premises at all reasonable times to make repairs required hereunder, or to inspect the Premises in order to ascertain that Tenant is carrying out its obligations with respect to maintenance/repair. Tenant will also not obstruct any walkways made available to it. The Tenant will, at the expiration of the term or at the sooner termination thereof by any forfeiture or otherwise, deliver up the Premises in the same good order and condition as they were at the beginning of the tenancy, reasonable wear and tear excepted.

     11. TAX ESCALATOR. Tenant shall pay as additional rent Tenant's proportionate share of the real estate taxes assessed against the land and/or building(s) of the Office. In the event of any increases in real estate taxes resulting from government assessments, improvements, alterations or additions as

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made by Tenant,  Tenant  shall pay one hundred  percent  (100%) of the amount of said increase. If Tenant pays its proportionate share of the taxes based on a bill that is appealed by Landlord and later reduced, then Tenant shall be entitled to a credit equal to its proportionate sham of any refund, after all costs or fees incurred by Landlord in contesting the real estate tax assessment are deducted. For purposes of calculating Tenant's "proportionate share" the real estate tax bill will be multiplied by a fraction, the numerator of which shall be the square footage occupied by Tenant for the real estate tax year in question and the denominator of which shall be the total leaseable square footage of the Office, occupied or ready for occupancy. "Taxes" or "real estate taxes" as used herein shall include, but not by way of limitation, all paving taxes, special paving taxes, Metropolitan District Charges, and any and all other benefits or assessments which may be levied on the Premises or the land and/or building(s) in which the same are situate, as well as any and all costs or fees incurred by Landlord In contesting any real estate tax assessment, but shall not include any income tax on the income or rent payable hereunder. Any payment due hereunder shall be deemed to be additional rental pursuant to this Lean and shall be paid within ten (10) days of Landlord's billing.

     12. INSURANCE ESCALATOR. Landlord may, in its reasonable business judgment, maintain Insurance on the property including but not limited to equipment and systems in or pertaining to the building or property and including but not limited to public liability insurance, property damage insurance, automobile Insurance, sip insurance, fire and extended coverage insurance, rent insurance, boiler liability and casualty insurance, flood and earthquake Insurance, and plate glass insurance. For any Insurance maintained by Landlord with respect to the property and/or its equipment, Tenant agrees to pay as additional rent Tenant's proportionate share of said premiums for any Insurance carried on the property or any portion thereof. If this Lease shall be in effect for less than a full Insurance year, Tenant shall pay as additional rent its proportionate share of the insurance premium based upon the number of months that this Lease is in effect. For purposes of calculating Tenant's "proportionate share", the insurance premium bill will be multiplied by a fraction, the numerator of which shall be the square footage occupied by Tenant for the insurance year In question, and the denominator of which shall be the average of all the leasable square footage in the building occupied by Tenant.

     13. DEFAULT. If Tenant falls to pay fixed rental or any other sum required by the terms of this Lease to be paid by Tenant when the same shall be due, or if Tenant shall abandon the Premises, then Landlord shall have the immediate right, without notice, to make distress therefor and, upon such distress, in the Landlord's discretion, this tenancy shall terminate. If any fixed rental payment required to be paid by Tenant shall be in arrears more than ten (10) days,

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Tenant shall be liable for a late charge of fifteen  percent (15%) of the amount
In arrears, which charge shall be collectible as rent. In case Tenant shall fail to comply with any of the other provisions, covenants or conditions of this Lease on its part to be kept and performed, and such default shall continue for a period of ten (10) days after written notice thereof shall have been given to Tenant by Landlord, or if Tenant fails to pay any sum of money due to Landlord or others under the terms hereof, when and as such payment is due, then upon the happening of any such events, the term of this Lean, at the option of Landlord, shall cease and determine and, from thenceforth, it shall and may be lawful for Landlord to re-enter into and upon the Premises, or any part thereof, and to repossess and hold the same as if this Lease had never been executed. If Landlord incurs any expenses in proceeding against Tenant for any default under this Lease, then Tenant shall pay Landlord all reasonable expenses, including counsel and court costs fees incurred with respect to such default. In addition to the preceding, if Tenant fails to comply with any of the other provisions, covenants or conditions of this Lease, and Tenant has been given notice by Landlord and reasonable opportunity to cure, then thereafter and notwithstanding anything in this Lease to the contrary, Landlord may cure Tenant's default and Tenant shall owe Landlord any monies which Landlord spends as a result of
Landlord    curing    Tenant's    default,    plus   fifteen    percent    (15%)
administrative/overhead costs.

     14. CASUALTY. In case of the total destruction of the Premises by fire, the elements or other cause, or of such damage thereto as shall render the same totally unfit for occupancy by Tenant, the payment of the rent due hereunder shall be abated for the period of untenantability, or, at Landlord's option, Landlord may declare that this Lease, together with the payment of rent then due and a proportionate part thereof to the date of surrender, shall terminate and be at an end. If any cause mentioned in the preceding sentence shall render the Premises partly untenantable, then Landlord shall, at Its own expense, restore the Premises with all reasonable diligence, and the rent shall be abated proportionately for the period of untenantability and the part of the Premises untenantable until such improvements shall have been fully restored; provided that, if neither the Premises nor any part thereof shall be rendered either wholly or partly untenantable, Landlord shall, at its own expense, restore the Premises with all reasonable diligence, but the rent shall not be abated to any extent whatsoever, and provided further that if the cost of restoration of any such damage to the Premises (based on the estimate of Landlord's insurance adjuster) exceeds one-half (1/2) of the rent reserved hereunder from the date of the occurrence of the damage to the expiration of the then current term of this Lease, then Landlord may, at its option, cancel this Lease.

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     15. RECEIVERSHIP.  In the event of the appointment of a receiver or trustee for Tenant by any court, Federal or state, in any Legal proceedings instituted by or against it, including proceedings under any provisions of the Bankruptcy Act, if the appointment of such receiver or such trustee is not vacated within thirty (30) days, or if Tenant be adjudicated bankrupt or insolvent, or shall make an assignment for the benefit of Its creditors; then, and in any of said events, Landlord may, at is option, terminate this Lease by ten (10) days' written notice, and re-enter upon the Premises.

     16. POSSESSION. In case possession of or the right to use the Premises, in whole or in part, cannot be given to Tenant for any reason whatever (including inability to obtain any occupancy or other necessary permit) on or before the date specified for the beginning of the term, then Landlord agrees to abate the rent proportionately until possession is given to Tenant, and Tenant agrees to accept such pro rata abatement as liquidated damages for the failure to obtain possession. If Landlord is unable to give Tenant possession of or the right to use the Premises for more than one hundred eighty (180) days after the date specified for the beginning of the term, then either party may cancel this Lease by written notice to the other party, and them shall be no further liability of either party with respect to this Lease.

     17. SIGNS, ETC. Tenant shall not place or permit any signs, lights, awnings or poles on or about the exterior of the Premises without the written consent of Landlord, and, if such consent is given, then Tenant agrees to pay any permit fees and minor privilege or other tax therefor. At its own cost and expense, Tenant shall install exterior signage over its front and mar entrances to the Premises. Such signage shall be of Landlord/building standard color, material and size and the placement of such signage shall be subject to Landlord's approval. Tenant further covenants and agrees that it will not paint or make any change In or on the outside of the Premises without the permission of Landlord in writing. Tenant agrees that it will do nothing on the Outside of Premises to change the uniform architecture, paint or appearance of said Premises, without the consent of Landlord in writing. In the event of any violation of this
Section 17 by Tenant, then Landlord may take such action as it sees fit to abate such violation, and Tenant shall pay to Landlord all expenses incurred by Landlord in taking such action.

     18. RULES AND REGULATIONS. Tenant covenants and agrees to abide by the rules and. regulations set forth below in this lease, and any reasonable changes and additions thereto; and the same shall be deemed to be covenants of this Lease.

     19. LANDLORD ACCESS. Landlord shall have the right to place a "For Sale" or "For Rent" sign on any portion of the Premises for one hundred eighty (180) days

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prior to the final  termination of this Lease,  and may show the Premises at all reasonable times to prospective tenants and purchasers.

     20. LANDLORD LIABILITY. Tenant shall carry standard fire and extended coverage insurance on those parts of the Premises and the facilities therein which were originally constructed and/or installed by Tenant or at Tenant's expense and on all other leasehold improvements made by it, and on its trade fixtures, merchandise and other personal property in the Premises for their full replacement value. Landlord shall not be liable to Tenant for any damage to any such property from any cause, unless (i) such damage is due to Landlord's negligence, and (ii) such damage is caused by an occurrence which is not an insured hazard under the standard fire and extended coverage insurance which is available for insuring such property of Tenant at the time Of the loss; it being understood that it is not the intention of the parties that Landlord be relieved from liability to Tenant for negligence contrary to any statute or public policy of the State of Maryland, but rather that Tenant avail itself of available insurance coverage without subjecting Landlord to liability for losses that could have been insured, and without subjecting Landlord to subrogation claims of any insurer. The Landlord shall not be liable to Tenant for damage to Tenant's property due to the negligent or intentional acts of any other tenant in the complex of which the Premises is a part, or to any condition existing on or emanating from the Premises of any other tenant which is not caused by Landlord or its agents or contractors, nor shall Tenant be entitled to any abatement of rent or to claim an actual or constructive eviction, whole or partial, permanent or temporary, by reason of any such condition or emanating from such other tenant's Premises.

     21. ACCESS. Subject to Landlord not unreasonably interfering with Tenant's business, Landlord, and its agents, servants and employees, including any builder or contractor employed by Landlord, shall have, and Tenant hereby gives them and each of them, the absolute and unconditional right. license and permission, at any and all reasonable times, and for any reasonable purpose whatsoever, to enter through, across or upon the Premises hereby leased or any part thereof and, at the option of Landlord, to make such reasonable repairs to or changes in the Premises as Landlord may deem necessary or proper.

     22. EXPIRATION. The term of this 1ease shall expire on October 31, 2006, without the necessity of any notice by or to any of the parties hereto. If Tenant shall occupy the Premises after such expiration, in the absence of any written agreement to the contrary, Tenant shall hold the Premises as a tenant from month to month, subject to all the other terms and conditions of this Lease, except that the fixed rent shall be one and one-half (1- 1/2)) times the highest monthly rental reserved in this Lease, provided that Landlord shall,

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upon such expiration, be entitled to the benefit of all public general or public local laws relating to the speedy recovery of the possession of lands and tenements held over by tenants that may be now In force or may hereafter be enacted, tenant hereby waiving the necessity of any written notice as a condition precedent to the institution of any action for speedy recovery of the Premises by Landlord.

     23. CONDEMNATION. If condemnation proceedings am instituted against the Premises and title taken by any federal, state or municipal body, then this Lease shall terminate as of the date possession vests in the condemning authority. Tenant shall not be entitled to share in any part of the award, which may be received by Landlord for the taking of the fee and Tenant's leasehold estate. This Section 23 shall apply also in case of any sale of the Premises by Landlord to a condemning authority under threat of the exercise of the power of eminent domain.

     24. SUBORDINATION. Landlord shall have the right to place a mortgage or mortgages on the Premises and the property of which the Premises is a part, and this Lease shall be subordinate to any such mortgage or mortgages or superior thereto, as the mortgagee(s) may elect from time to time. Notice of such election shall be given to tenant in connection with any mortgage foreclosure.

     25. COMMON AREAS. (a) Tenant, its agents, servants, employees, customers and invitees, shall have the non-exclusive right to use, in common with others, the automobile parking areas, driveways, and pedestrian walkways, and for all other areas, space, facilities. equipment and signs, to the extent made available by Landlord for the common and joint non-exclusive use and benefit of landlord, Tenant and other tenants and occupants of the Office and their respective employees, agents, subtenants, customers and other invitees (hereinafter collective called "common areas") from time to time made available by Landlord in the complex of which the Premises are a part subject to such rules and regulations as Landlord may prescribe. All employees of Tenant shall park only in spaces designated by Landlord for employee parking, if Landlord so requires; and Tenant shall furnish to Landlord, promptly upon request, license numbers, makes and colors of vehicles used by Tenant's employees. If any employee of Tenant parks a vehicle in any area other than that designated for employee parking, Tenant shall pay Landlord $10.00 per day (or part) for each vehicle so parked if Landlord shall have given written notice or oral notice of such parking violation to a responsible official of Tenant on the premises, and such violation is not immediately corrected. Landlord reserves the right to limit the number of parking spaces and the location of said spaces, in Landlord's sole discretion.

          (b) Landlord shall have the exclusive management and control over the common areas; shall keep the parking areas and driveways substantially free of ice, snow and debris; shall keep the common areas in reasonable repair and shall care for all landscaping; and may change the arrangement and location of parking areas and driveways as it sees fit.

          (c) Landlord (subject to reimbursement as hereinafter set forth in this section) will, at its expense, operate and maintain, or cause to be operated and maintained, the common areas (hereinabove defined) and the Office in a manner deemed reasonable and appropriate by Landlord. For purposes of this Lease, "common area costs" shall be those costs of operating and maintaining or of causing the operation and maintenance of the common areas and the Office of which the Premises form a part in a manner deemed by Landlord to be reasonable and appropriate, including, but not limited to, all costs and expenses, whether expended or incurred, of repairing, lighting, cleaning, landscaping, painting and maintaining (including, but not limited to, preventive maintenance); removing snow, ice, rubbish and debris, including dumpster rental and/or pick-up charges, inspecting, policing, providing security and regulating traffic; rental and depreciation of machinery and equipment and other non- real estate assets used in the operation and maintenance of the property; repairing and/or replacing of paving. curbs, walkways, landscaping, drainage, on-site water lines, sanitary sewer lines, storm water lines, electrical lines and other equipment serving the Office from which the Premises or any part thereof is constructed or is to be constructed; electricity, steam, water and/or other fuel used in the common areas; heating, ventilating and air conditioning in enclosed common areas, if any; cleaning and janitorial supplies including equipment, uniforms, supplies and sundries used in connection therewith, if such services are provided, sales or use taxes on supplies or services; any parking surcharges that may result from any environmental or other laws, rules, regulations, guidelines or orders; the gross compensation (including fringe benefit expenses and related payroll taxes) of all personnel required to supervise and accomplish the foregoing, together with in administrative charge equal to 15% of the total of all common area costs specifically referred to above. In the event of any dispute as to whether an item represents an expense or a capital item, Landlord's accounting practices shall be determinative and binding on the parties.

          (d) Tenant shall pay as additional rent, Tenant's proportionate share of the common area costs incurred by Landlord. For purposes Of calculating Tenant's "proportionate share", the common area costs incurred by Landlord will be multiplied by a fraction, the numerator of which shall be the square footage occupied by Tenant for the common area cost year in question and the denominator of which shall be the total leaseable square footage of the Office, occupied or ready for occupancy. Any payment due hereunder shall be deemed to be additional rent payable by Tenant pursuant to this section within fifteen (15) days of Landlord's billing. Additional rent payable by Tenant pursuant to this section shall be pro-rated for any fractional part of the year during the last year of the Lease. Unless Tenant shall have given Landlord written notice of exception to any billing by Landlord within thirty (30) days after delivery thereof, the same shall be deemed conclusive and binding on Tenant. Landlord shall supply Tenant with a statement showing the amount and computation of such additional rent upon written request therefore by Tenant delivered within fifteen (15) days of receipt of the Landlord's billing provided for in this subsection.

     26. SECURITY DEPOSIT. Tenant shall deposit with Landlord the sum of NINE THOUSAND TWO HUNDRED EIGHTY-NINE DOLLARS AND FIFTY- EIGHT CENTS ($9,289.58) to be held by Landlord a security for the payment of rent and the performance of Tenant's other obligations under this Lease Landlord may (but need not) invest the deposit in interest hearing securities or accounts and interest earned thereon, if any, shall belong to Landlord. The deposit shall be returned to Tenant within sixty (60) days after the termination of this Lease if all of Tenant's obligations hereunder are performed to the date of termination. If tenant defaults in the performance or observance of any obligation on its part under this Lease, Landlord may apply the deposit to payment of the rent in default or other money arrearage, and/or to the damages and costs incurred by Landlord as a result of any default, and/or to costs incurred by Landlord in rectifying any default, and/or to the prepayment of rent for any subsequent period of the term, and Tenant shall promptly thereafter restore the security deposit to the original amount above specified. The right of Landlord to apply the security deposit as above specified shall not be construed as a limitation upon Landlord's right to invoke any other remedy available under this Lease or at law or equity for breach of this Lease, or to collect the full amount of damages owing by Tenant on account of such breach. If, by reason of Tenant's default under this Lease, Landlord terminates this Lease either before or after the commencement of the term or re-enters the Premises or if Tenant holds over at the end of the term, Landlord may retain the security deposit as liquidated damages (applying it against the damages which it suffers but without waiving its right to recovery of additional damages to which it may be entitled) or apply it to the monthly installments of rent hereunder in inverse order of accrual.

     27. NOTICES. Any notice, demand, consent, approval, request or other communication or document to be provided hereunder to a party hereto shall be
(a) In writing, and (b) deemed to have been provided (i) (1) 48 hours after being sent as certified or registered first class mail in the United States mails, postage prepaid, return receipt requested, or (2) the next business day after having been deposited (in time for delivery by such service on such business day) with Federal Express or other national courier service, in each case to the address of such parties set forth herein or to such address in the United States of America as such party may designate from time to time by notice to the other party hereto, (ii) (if such party's receipt thereof is acknowledged in writing) upon being given by hand or other actual delivery to such party, or
(iii) upon being sent by telecopier to such telecopier number as such party may designate from time to time by notice to the other party hereto.

     28. TENANT BUILD-OUT. Upon the commencement of this Lease, Tenant will accept deliver of the Premises from Landlord "As Is".

     29. RELOCATION. Landlord reserves the right to relocate Tenant at Landlord's cost to comparably sized Premises within the Office. Landlord will provide Tenant with no less than 120 days written notice of its intention to relocate Tenant to new Premises. Any notice to relocate Tenant shall be subject to the following terms and conditions:

          (a) This Lease will be amended effective as of the date of such relocation by deleting the description of the original Premises and substituting for it a description of the new Premises.

          (b) Tenant will pay rent and additional rent/charges for the new Premises at the same rate per square foot that is then payable for such charges hereunder.

          (c) Landlord shall bear the reasonable costs of moving Tenant to the new Premises, and shall also bear the cost of constructing the new Premises in a manner identical or substantially identical to Landlord's construction obligations with respect to the original Premises, and Landlord shall complete its construction obligations and deliver the new Premises to Tenant as of the date specified in Landlord's notice.

     30. HAZARDOUS SUBSTANCES (a) The term "Hazardous Substances" as used in this Lease is defined to mean any substance defined as a "hazardous substance" or "hazardous material" under either the Comprehensive Environmental Response, Compensation and Liability Act of 1989, as amended (42 USC9601, et seq.), or substances declared to be hazardous or toxic under any other federal, state or municipal law or regulation now or hereafter enacted or promulgated by any governmental authority having jurisdiction, and including asbestos and underground and above ground storage tanks.

          (b) Tenant shall have no responsibility or liability whatsoever to Landlord or any third person for any Hazardous Substances or any other environmental hazards which were created and/or existed on or in the

     Premises prior to the date of this Lease. Landlord shall Indemnify and save harmless tenant, its successors and assigns, from all claims and demands of every kind, that may be brought against Tenant, before or on account of any damage, loss or injury to persons or property arising from connection with any such Hazardous Substance or any other environmental hazard created or existing on or before this Lease, and from any and all costs and expenses and other charges which may be imposed upon Tenant, its successors and assigns, or which Tenant may be obligated to incur in consequence thereof.

          (c) Tenant shall not cause or permit to occur.

               (i) Any violation of any federal, state or local law, ordinance or regulation now or hereafter enacted, related to environmental conditions on, under or about the Premises and arising from Tenant's use or occupancy of the Premises, including, but not limited to soil and ground water conditions; or

               (ii) The use, generation, release, manufacture, refining, production, processing, storage or disposal of any Hazardous Substance on, under or about the Premises or the transportation to or from the Premises of any Hazardous Substance.

Further, it is agreed that:

               (iii) Tenant shall, at Tenant's own expense, make all submissions to, provide all information required by, and comply with all requirements of all governmental authorities (the "Authorities) under the Laws.

               (iv) Tenant shall, at Tenant's own expense, comply with all laws regulating the use generation, storage, transportation or disposal of Hazardous Substances ("Laws").

               (v) Should any Authority or any third party demand that a cleanup plan be prepared and that a clean-up be undertaken because of any deposit, spill, discharge or other release of Hazardous Substances that occurs during the term of this Lease, at or from the Premises and Tenant's use thereof, and for compliance therewith, and Tenant shall execute all documents promptly upon Landlord's request. No such action by Landlord and no attempt made by Landlord to mitigate damages under any Law shall constitute a waiver of any of Tenant's obligations under this Section.

               (vi) Tenant shall promptly provide all information regarding the use, generation, storage, transportation or disposal of Hazardous Substances that is requested by Landlord. If Tenant fails to fulfill any duty imposed under this Section within a reasonable time, Landlord may do so; and in such case, Tenant shall cooperate with Landlord in order to prepare all documents Landlord deems necessary or appropriate to determine the applicability of the Laws to the Premises and Tenant's use thereof, and for compliance therewith, and Tenant shall execute all documents promptly upon Landlord's request. No such action by Landlord and no attempt made by Landlord to mitigate damages under any Law shall constitute a waiver of any of Tenant's obligations under this Section.

               (vii) Tenant's obligations and liabilities under this Section shall survive the expiration of this Lease.

          (d) Tenant shall indemnify, defend and hold harmless Landlord, the manager of Landlord's buildings and their respective officers, directors, beneficiaries, shareholders, partners, agents and employees from all fines, suits, procedures, claims and actions of every kind, and an costs associated therewith (including attorneys' and consultants' fees) arising out of or in any way connected with any deposit, spill, discharge or other release of Hazardous Substances that occurs during the term of this Lease, at or from Tenant's failure provide all Information, make all submissions and take all steps required by all Authorities under the Laws and all other environmental laws. Tenant's obligations and liabilities under this Section shall survive the expiration of the Lease.

     31. BROKERAGE COMMISSIONS. Each of the parties represents and warrants that them are no claims for brokerage commissions or finder's fees in connection with the execution of this Lease, and each of the parties agrees to indemnify and save harmless the other party from and against all liabilities arising from any such claim including, without limitation, the cost of attorney's fees in connection therewith.

     32. RECORDING. Tenant shall not record this Lease. The parties agree that at or prior to the commencement of the Lease term, or at a later date, if requested by either party, they will, upon the written request of either party, execute, acknowledge and deliver a short form of lease setting forth the date, a description of the Premises, term, renewal option and restrictive covenants, of any, contained and found to exist in this Lease. If the short form of lease herein referred to is recorded, all costs incident thereto shall be paid by the party requesting such recordation. The cost of recording any financing statement required by Landlord as security for the rent or other payments due hereunder shall be at Tenant's expense. Such short form lease shall not change the rights and obligations of the respective parties.

     33. WAIVER OF JURY TRIAL. Landlord and Tenant shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other. Said waiver is effective as to all matters, including, but not limited to, any matters arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, Tenant's use or occupancy of the Premises, and any emergency or other statutory remedy. Tenant further agrees that it shag not interpose any counterclaim(s) in a summary proceeding or in any action based on holdover or non-payment of Rent and/or Additional Charges.

     34. MISCELLANEOUS. (a) For the purpose of any suit brought or based on this Lease, this Lease shall be constructed to be a divisible contract, to the end that successive actions may be maintained as successive periodic sums shall mature under this Lease, and failure to include in any suit or action any sum or sums then matured shall not be a bar to the maintenance of any suit or action for the recovery of said sum or sums so omitted. Tenant shall not in any suit or suits brought on this Lease for a matured sum, for which judgment has not previously been received, plead, rely on or urge as a bar to said suit or suits, the defenses of res adjudicata, former recovery, extinguishment, merger, election of remedies or other similar defenses.

          (b) Nothing shall be construed to be a waiver of any of the terms, covenants and Conditions herein contained unless the same be In writing signed by the party to be charged with such waiver and no waiver of the breach of any covenant shall be construed as a waiver of the covenant or any subsequent breach thereof.

          (c) The failure of Landlord to insist in any one or more instances upon a strict performance of any covenant of this Lux or to exercise any right herein contained shall not be construed as a waiver or relinquishment for the future of such covenant or right, but the same shall remain in full force and effect, unless the contrary is expressed In writing by Landlord.

          (d) If this Lease is executed by two or more individuals, as Tenant, the liability for all obligations on Tenant's part to be performed hereunder, specifically including but not limited to the obligation to pay all rent and additional rent provided for herein, shall be deemed to be joint and several.

          (e) Landlord covenants that Tenant, on paying the Rent and Additional Rent due hereunder and performing Tenant's obligations under this Lease, shall peacefully and quietly have, hold and enjoy the Premises throughout the term without hindrance, ejection or molestation by any person lawfully claiming under Landlord, subject to the terms and provisions of this Lease and to all mortgages and underlying leases of record to which this Lux may be or becomes subject and subordinate, unless a non- disturbance agreement has been granted by mortgagee or ground lessor.

          (f) Any and all sums of money required to be paid by Tenant under this Lease, Whether or not designated as "additional rent" shall nevertheless be deemed as "additional rent" and shall be collectible as rent.

          (g) Nothing contained in this Lease shall be deemed, construed or interpreted to imply any consent or agreement on the part of Landlord to subject Landlord's interest or estate to any liability under any mechanic's or other lien law. If landlord receives any notice to file a mechanic's or other lien against the Office, or any part thereof, or the Premises, or any part thereof, for any work, labor, services or materials claimed to have been performed or furnished for or on behalf of Tenant or anyone holding any part of the premises through our under Tenant, then Tenant shall act promptly to have such notice withdrawn and to settle any dispute that is the subject of such notice. If any petition to establish a mechanic's or other lien is filed or if any mechanic's or other lien is actually established, against the Office or any part thereof, or the Premises, or any part thereof, or if any mechanic's or other lien is actually established, for any work, labor, services or materials claimed to have been performed or furnished for or on behalf of Tenant or anyone holding any part of the Premises through or under Tenant, then Tenant shall cause the same to be canceled and discharged of record by payment, bond or order of court within 20 days after notice by Landlord to Tenant. Tenant shall, at Landlord's request, give written notice to all of Tenant's laborers and materialmen that Landlord shall not be responsible for labor on the Premises not at the time of said notice performed, or for materials which have been furnished. Tenant shall be responsible for paying, as additional rent, any attorneys fees that Landlord actually Incurs as a result of Landlord receiving any notice of intent to file a mechanic's or other, lien described herein; as a result of any such petition to file a mechanic's or other lien or as a result of any such mechanics, or other lien being established against the Office, or any part thereof, or against the Premises, or any part thereof.

     35. CONTINGENCIES. The Tenant's lease at 10324 South Dolfield Road will commence on the earlier of the day after the Tenant's current lease Agreement with Continental Realty Corporation expires or the day after the Lean Agreement is terminated, if earlier than the expiration date. In no event will the Tenant's commencement date be later than November 1, 1999.

     IN WITNESS WHEREOF, the parties hereto have executed this Lease under their respective hands and seals as of the day and year first above written:

WITNESS:                                     LANDLORD:
                                             KA REAL ESTATE ASSOCIATES, LLC


/s/                                          /s/ Alan Cohn
----------------------------------           -----------------------------------
WITNESS:                                     TENANT:
                                             RENT-A-WRECK, INC.


/s/                                          /s/ Kenneth Blum
----------------------------------           -----------------------------------


STATE OF MARYLAND, COUNTY OF         , to wit:

     On this 3 day of June, 1999, before me, the subscriber, a Notary Public of the State of Maryland, personally appeared Alan Cohn, and he acknowledged the above Lease to be the act of said Landlord.

     IN WITNESS WHEREOF, I hereunto set my hand and Notarial Seal.

                                             /s/ Kathleen Incaprera
                                             -----------------------------------

My Commission Expires:  8/1/01


STATE OF MARYLAND, COUNTY OF        , to wit:

     On this 3 day of June, 1999, before me, the subscriber, a Notary Public of the State of Maryland, personally appeared Kenneth Blum, and he acknowledged the above Lease to be the act of said Tenant.

     IN WITNESS WHEREOF, I hereunto set my hand and Notarial Seal.

                                             /s/ Kathleen Incaprera
                                             -----------------------------------
My Commission Expires: 8/1/01

                         CONFIRMATORY ADDENDUM TO LEASE


THIS AMENDMENT LEASE, made as of 16th day of September,  1999, by and between KA
REAL  ESTATE  ASSOCIATES,  LLC  (hereafter  referred  to  as  "Landlord"),   and
RENT-A-WRECK OF AMERICA, INC. (hereafter referred to as "Tenant");

                                    RECITALS:

     A. Landlord and Tenant have previously entered into a Lease, dated June 3, 1999, for certain premises known as 10324 South Dolfield Road, ("Premises") located in Baltimore County, Maryland.

     B.   The Lease incorrectly states that Tenant's name.

     C. The parties hereto desire to correct the Lease as hereinafter provided.

NOW, THEREFORE, for and in consideration of the premises and of other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

          1. The name of Rent-A-Wreck, Inc. is hereby deleted from the Lease in it entirety and the Tenant's correct name RENT-A- WRECK OF AMERICA, INC. is inserted in lieu thereof.

          2. Except as otherwise expressly amended herein, all other terms and conditions of the Lease shall remain unchanged and in full force and effect. In the event of any conflict between the terms of the lease and the terms of this Amendment to Lease, the terms of this Amendment to lease shall control. All undefined capitalized terms contained herein shall have the definitions assigned to them in the Lease.

          3. Both parties agree that as of the execution date of this Amendment, the Lease is in full force and effect, free of defaults by either party.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to lease under their respective hands and seals as of the day and year first above written.


WITNESS:                                    LANDLORD:
                                            KA REAL ESTATE ASSOCIATES, LLC


/s/ Dee Wallace                             By: /s/ Alan Cohn (SEAL)
--------------------------------                --------------------------------
                                                Alan S. Cohn


WITNESS:                                    TENANT:
                                            RENT-A-WRECK OF AMERICA, INC.


/s/ Dee Wallace                             By: /s/ Kenneth L. Blum, Jr.(SEAL)
--------------------------------                --------------------------------
                                                Kenneth L. Blum, Jr. President

STATE OF MARYLAND, COUNTY OF BALTIMORE, to wit:


     On this 16 day of September, 1999, before me, the subscriber, a Notary Public of the State aforesaid, personally appeared

/s/ Alan S. Cohn                            KA Real Estate Assoc., LLC
----------------------------------          TITLE
    Alan S. Cohn

of the above-named Landlord, and he acknowledged the above Amendment to lease to be the act of said Landlord.

     IN WITNESS WHEREOF, I hereunto set my hand and Notary Seal.

                                            /s/ Kathleen Incaprera
                                            ------------------------------------
                                            Notary Public

My Commission Expires:  8/1/01


STATE OF MARYLAND, COUNTY OF BALTIMORE, to wit:

     On the 16 day of September, 1999, before me, the subscriber, a Notary Public of the State aforesaid, personally appeared

/s/ Kenneth L. Blum, Jr.                    Rent-A-Wreck of America, Inc.
-----------------------------------         President
Kenneth L. Blum, Jr.

of the above-named Tenant and he acknowledged the above Amendment to lease to be the act of said Landlord.

     IN WITNESS WHEREOF, I hereunto set my hand and Notary Seal.

                                            /s/ Kathleen Incaprera
                                            ------------------------------------
                                            Notary Public

My Commission Expires:  8/1/01